UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
_________________

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
PJT PARTNERS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64377-P26238 PJT PARTNERS INC. Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on June 18, 2025 2025 Annual Meeting Vote in advance by June 17, 2025 11:59 PM EDT PJT PARTNERS INC. ATTN: DAVID K.F. GILLIS 280 PARK AVENUE, 16TH FLOOR NEW YORK, NY 10017 You invested in PJT Partners Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 18, 2025. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2025. If you would like to request a copy of the voting material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Advance of the Meeting Vote by June 17, 2025 11:59 PM EDT Visit www.proxyvote.com Vote Virtually at the Meeting* June 18, 2025 10:00 A.M. Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/PJT2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V64378-P26238 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the two nominees for Class I directors listed below, each to serve for a three-year term expiring at the 2028 annual meeting of shareholders (Proposal 1): Nominees: 1a. Paul J. Taubman For 1b. Emily K. Rafferty For 2. To approve, on an advisory basis, the compensation of our Named Executive Officers (Proposal 2). For 3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025 (Proposal 3). For NOTE: If any other matters properly come before the meeting or any adjournment thereof, the person(s) named in this proxy will vote in their discretion in accordance with applicable law or rule.